POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.

       Forms N-3 and N-4 Registration Statements to be filed in April 2007 (as necessary), for the American Dental Association group variable annuity contract.

       Forms N-3 and N-4 Registration Statements to be filed in April 2007 (as necessary), for the Members Retirement Program group variable annuity contract.

    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.

    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
              EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                              /s/ Henri de Castries
                                              ---------------------
                                              Henri de Castries

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                    EQUI-VEST(R) At Retirement(sm) contract.
        Form N-4 Registration Statement to be filed in March 2007, for a new At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                           /s/ Denis Duverne
                                           -----------------
                                           Denis Duverne

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                    EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                           At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
              EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                        /s/ Mary R. (Nina) Henderson
                                        ----------------------------
                                        Mary R. (Nina) Henderson

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
        (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                                  /s/ James F. Higgins
                                                  --------------------
                                                  James F. Higgins

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                    EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                           At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
              EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                                /s/ Scott D. Miller
                                                -------------------
                                                Scott D. Miller

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052

      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                          /s/ Joseph H. Moglia
                                          --------------------
                                          Joseph H. Moglia

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
              EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                              /s/ Peter J. Tobin
                                              ------------------
                                              Peter J. Tobin

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
              EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of February 2007.

                                      /s/ Richard Dziadzio
                                      --------------------
                                      Richard Dziadzio, Executive Vice President
                                      and Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ---------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                                   /s/ Bruce Calvert
                                                   -----------------
                                                   Bruce Calvert

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                             /s/ Christopher M. Condron
                                             --------------------------
                                             Christopher M. Condron

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                                 /s/ Ezra Suleiman
                                                 -----------------
                                                 Ezra Suleiman

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                                /s/ Anthony Hamilton
                                                --------------------
                                                Anthony Hamilton

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                              /s/ Charlynn Goins
                                              ------------------
                                              Charlynn Goins

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of February 2007.

                                             /s/ Lorie A. Slutsky
                                             --------------------
                                             Lorie A. Slutsky

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                     33-47949
                                     33-58950
                                    333-19925
                                   333-137052
      Form N-4 Registration Statement to be filed in March 2007, for a new
                     EQUI-VEST(R) At Retirement(sm) contract.
      Form N-4 Registration Statement to be filed in March 2007, for a new
                          At Retirement(sm) contract.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
         (as necessary), for the Retirement Investment Account(R) group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the American Dental Association group variable annuity contract.
       Forms N-3 and N-4 Registration Statements to be filed in April 2007
       (as necessary), for the Members Retirement Program group variable annuity contract.
    Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products. Form S-3 Registration Statement to be filed in April 2007 (as necessary), for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                      2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
\                                  333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639
                                   333-134307

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
           (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored,
            EQUI-VEST(R) Vantage(sm), EQUI-VEST(R) TSA Advantage(sm))


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of February 2007.

                                       /s/ Alvin H. Fenichel
                                       ---------------------
                                       Alvin H. Fenichel, Senior Vice President
                                       and Controller